Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in her capacity as an officer of Resource Acquisition Group, Inc. (the “Company”), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of her knowledge:

(1)  The Annual Report of the Company on Form 10-K/A for the fiscal year ended May 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2011

/s/ Soledad Bayazit
Soledad Bayazit Chief Executive Officer, Chief Financial Officer and Director (principal executive officer, principal financial officer and principal accounting officer)

A signed original of this written statement required by Section 906 has been provided to Resource Acquisition Group, Inc. and will be retained by Resource Acquisition Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.